EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Diamond I, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2008, as filed with the Securities and Exchange Commission (the “Report”), I, David Loflin, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 19, 2008.	DIAMOND I, INC.
By:	/s/ DAVID LOFLIN
David Loflin, President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Diamond I, Inc. and will be retained by Diamond I, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.